AMENDMENT NO. 1 TO LOAN AGREEMENT

THIS AMENDMENT NO. 1 to the Loan Agreement dated May 16, 2006 between ICP SOLAR TECHNOLOGIES INC. (“ICP”) and FC FINANCIAL SERVICES INC. (“FC”) (the “Loan Agreement”) is entered into as of July 4, 2006 by FC and ICP.

WHEREAS:

A.     FC provided a loan in the principal amount of US$1,000,000 (the “Loan”) to ICP pursuant to the terms of the Loan Agreement;

B.     ICP has requested an additional loan of US$500,000 and FC has agreed to lend such sum to ICP subject to the terms and upon the conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises contained herein and for other good and valuable consideration, the parties agree as follows:

1.      Definitions. Terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

2.      Amendments. Effective as of the date hereof:

(a)	The term “Loan” shall be amended and restated as follows: (c) “Loan” means the loan of $1,500,000 (US) to be made by the Lender to the Borrower in accordance with this Agreement; and

(b)	The term “Principal Sum” shall be amended and restated as follows: (e) “Principal Sum” means the sum of $1,500,000 (US).

3.      No Other Modification. The parties confirm that the terms, covenants and conditions of the Loan Agreement remain unchanged and in full force and effect, except as modified by this Amendment No. 1.

4.      Headings. The headings of the various sections of this Amendment No. 1 have been inserted for convenience of reference only and shall not be deemed to be part of this Amendment No. 1.

5.      Counterparts. This Amendment No. 1 may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

6.      Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.      Entire Agreement. This Amendment No. 1 constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 as of the date first written above.

ICP SOLAR TECHNOLOGIES INC.
by its authorized signatory:

/s/ Sass M. Peress	C/S
Sass M. Peress
Chief Executive Officer

FC FINANCIAL SERVICES INC.
by its authorized signatory:

/s/ Taras Chebountchak	C/S
Taras Chebountchak
President